Prospectus Supplement	December 30, 2019

Putnam VT Sustainable Future Fund

Prospectus dated April 30, 2019

Effective December 31, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Katherine Collins, Head of Sustainable Investing, portfolio manager of the fund since 2018

Stephanie Dobson, Portfolio Manager, portfolio manager of the fund since 2018

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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Effective December 31, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Katherine Collins	2018	Putnam Management	Head of Sustainable Investing
2017–Present
		Honeybee Capital	Founder and Chief Executive Officer,
		2009–2017	Honeybee Capital
Stephanie Dobson	2018	Putnam Management	Portfolio Manager
		2017–Present	Previously, Portfolio Manager, Analyst
		Fidelity Investments	Equity Research Analyst
2011–2017

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